Exhibit 99.1

Papa Johns Announces Back to Better 2.0 Ahead of 26th Annual ICR Conference, and Provides Preliminary 2023 Sales and Unit Development
•Long-term strategic initiatives focused on driving comparable sales growth and higher average unit volumes (AUVs) through increased investments in North America marketing; improving North America restaurant-level margins; increasing North America net new unit development; and, strengthening international operational effectiveness
•Preliminary global system-wide sales increase approximately 5%(1) for fiscal year 2023 on 210 net new units, including 57 in North America, and a preliminary 1% increase in North America comparable sales
•Papa Johns’ CEO, CFO and VP of Investor Relations plan to discuss these items during an analyst-led fireside chat at the 26th Annual ICR Conference tomorrow, January 9, 2024 at 8:00 am ET

Louisville, Kentucky (January 8, 2024) – Papa John’s International, Inc. (NASDAQ: PZZA) (“Papa Johns®”) today provided updates on long-term strategic initiatives designed to drive North America development, accelerate comparable sales growth and restaurant-level profitability in North America, as well as International profitability and long-term development. The Company also reported preliminary sales and unit development information for the fourth quarter and the full year ended December 31, 2023.

“It is our ambition to continue our positive momentum and to become the QSR pizza brand of choice for customers and franchisees around the world,” said Rob Lynch, Papa Johns president and CEO. “We are excited about Papa Johns’ future as the initiatives that we are undertaking, combined with our premium positioning in the marketplace, supportive franchisee base, and proven leadership team, will enable us to achieve our vision and deliver meaningful long-term value creation for all stakeholders.”
North America Strategic Growth Initiatives
Commenting on Papa Johns’ North America operations, Lynch said, “In 2023, our corporate and franchise teams delivered their fourth consecutive year of positive North America comparable sales, sustaining the sales growth that we experienced throughout the pandemic. At the same time, we have made foundational improvements in our restaurant operations, digital solutions and marketing platforms as part of our efforts to evolve our business model for the next chapter of growth. As we look to the future, we are optimizing our investments in data science and our marketing tech stack to unlock value for both the top and bottom lines. Building on these marketing improvements, and in a strong vote of confidence, our North American franchisees recently voted to significantly increase contributions to our National Marketing Fund, giving us more fuel to accelerate comparable sales growth and increase restaurant profitability. We are also confident the changes we are making to our commissary business and the new development incentive program, which is the largest development incentive in system history, will be mutually beneficial for our franchisees and our corporate business model.”

Exhibit 99.1
Several strategic growth initiatives the Company is currently undertaking in North America include:
•Enhance National Marketing Investment and Effectiveness – To drive system-wide sales growth and brand affinity, Papa Johns will be activating a new marketing strategy in 2024. Based on a comprehensive review of its creative and media strategy in 2023, the Company has identified significant opportunities to improve audience selection, offer differentiated category solutions, improve marketing return on ad spend (ROAS), sustain loyalty and create cultural buzz. Correspondingly, the Company’s franchisees have voted to increase the contribution rate to the National Marketing Fund by 20%, or 100 basis points of sales. This will increase the productivity of their holistic marketing contributions by leveraging the scale national investments deliver. At the same time, the Company has made local marketing optional for franchisees, resulting in a net decrease in required marketing spend and an opportunity to increase the overall profitability of their restaurants.
•Accelerate North America Development – To pursue the significant untapped and underserved markets the Company has identified in North America and accelerate development in 2024 and beyond, it has designed a development incentive that will deliver significantly higher restaurant-level EBITDA margins during the first five years of operations through a waiver of National Marketing Fund contributions. This rich program is made possible by the improved productivity and scale of the marketing investments highlighted above. This new incentive will significantly improve cash-on-cash paybacks for franchisees, add scale in key markets and attract growth-driven franchisees.
•Evolve U.S Commissary Business – To drive profitable growth and overall supply chain productivity that provides cost savings and incremental profit for the system, the Company is evolving its commissary business. Beginning in 2024, the Company will increase the fixed operating margin that its U.S. commissaries charge by 100 basis points in each of the next four years, moving from 4% today to 8% in 2027. In total, this change will equate to approximately 100 basis points of cost at the restaurant level. There will be multiple initiatives employed to mitigate this cost. Firstly, the Company is offering new opportunities for its franchisees to earn annual incentive-based rebates as they increase volume and open new restaurants. Franchisees who increase case-volume purchases at the highest volume growth could realize target market rates lower than the current 4% rate in place today. Secondly, the incremental volume driven by increased marketing and additional development will reduce the shared supply chain costs across the system. Lastly, the company will be focused on driving continued productivity throughout the supply chain through improved operations and supplier relationships.
International Transformation Initiatives
Commenting on Papa Johns’ International segment, Lynch added, “Over the past 10 years, we have more than doubled our international footprint and now operate in 50 countries and territories. As we pursue the next phase of international growth, we are taking the necessary steps to evolve our business structure to deliver an enhanced value proposition to our customers and franchisees, ensure targeted investments and efficient resource management, and better position our largest markets, including the UK, for long-term, profitable growth and brand strength.”

Exhibit 99.1
Several transformation initiatives the Company is undertaking to evolve its international business structure are:
•Establish International Regional Hubs – To deliver a frictionless, locally-valued offering with a recognizable and consistent customer experience, we are establishing hubs in our key regions – APAC (Asia Pacific), EMEA (Europe, Middle East and Africa), and Latin America. These regional hubs will be led by experienced General Managers and their teams who will partner with franchisees to create a holistic strategy to boost performance in their markets. These teams will align global best practices in operations, marketing and technology with local preferences and needs to accomplish Papa Johns’ long-term objective of increasing market share in key markets around the world.
•Increase Technology Investments – To further its ability to deliver impactful innovations, targeted marketing, and enhanced value in key international markets, Papa Johns is increasing its investment in consumer-facing technology, digital infrastructure and enhanced reporting. By investing in expanded ordering capabilities through its website and app and leveraging analytics, the Company expects to improve purchase conversion, increase customer retention and deliver faster consumer insights to franchisees.
•Optimize UK Business Model – In order to set up its largest international market for long-term success, the Company will continue to focus on improving operational efficiency, enhancing the customer experience and driving profitability. As a result, the Company closed multiple low-performing, non-viable, franchised restaurants in the fourth quarter of 2023. In 2024, the Company anticipates additional strategic restaurant closures of low-performing restaurants that will drive improved profitability of the remaining stores and strengthen our franchisee base within this important market.

As a result of these transformation initiatives, the Company is analyzing the potential non-cash lease impairments associated with strategic closures and loan impairments, along with other costs including employee expenses and professional service fees in connection with the International transformation initiatives. The Company expects that a portion of these costs will be incurred in the fourth quarter of 2023 with the remainder to be recognized in fiscal years 2024 and 2025.

Preliminary Full Year and Fourth Quarter 2023 Results
Preliminary sales results for the fourth quarter and full year, as compared with the prior year periods, include the following:
•Global system-wide sales were approximately $1.3 billion for the fourth quarter ended December 31, 2023, an approximately 12%(1) increase from the prior year fourth quarter ended December 25, 2022. Excluding the 53rd week in 2023, global system-wide sales for the fourth quarter were up approximately 3%(1). For the fiscal year 2023, global system-wide sales were approximately $5.0 billion, an approximately 5%(1) increase from fiscal year 2022. Excluding the 53rd week, global system-wide sales were up approximately 3%(1).
•North America comparable sales, on a 13-week basis, were up 2% compared with the fourth quarter of 2022 as transaction and ticket growth delivered 2% comparable sales at both Domestic Company-owned restaurants and North America franchised restaurants. For the full year 2023, North America comparable sales, on a 52-week basis, were up 1%

Exhibit 99.1
from a year ago driven by a 3% increase in comparable sales at Domestic Company-owned restaurants.
•International comparable sales, on a 13-week basis, were down approximately 6% for the fourth quarter. For the full year 2023, International comparable sales, on a 52-week basis, were down approximately 4% from the prior year.
•210 net unit openings for the full year 2023 with 57 net unit openings in North America and 153 net unit openings in international markets. The lower-than-anticipated net unit openings were primarily the result of additional unanticipated international restaurant closures in the fourth quarter including 10 UK franchised restaurants; 12 international units that were re-classified as closed locations in the fourth quarter through a review of temporary restaurant closures; restaurant openings moved into 2024; and restaurant opening delays due to the ongoing conflict in the Middle East.
The above results are preliminary and remain subject to the completion of normal year-end accounting procedures and adjustments. The Company expects to release final financial and operating results for its fiscal fourth quarter and fiscal year ended December 31, 2023, before the market opens on Thursday, February 29, 2024.
(1) Excludes the impact of foreign currency

ICR Conference Participation
As previously announced, Rob Lynch, president and CEO, Ravi Thanawala, CFO, and Stacy Frole, Vice President of Investor Relations will host a fireside chat at the 26th Annual ICR Investor Conference tomorrow, January 9, 2024, at 8:00 a.m. Eastern Time. A live audio webcast of the fireside chat will be available on the Investor Relations section of the Company’s website at ir.papajohns.com with a replay of the webcast also available following the live event.

About Papa Johns
Papa John’s International, Inc. (NASDAQ: PZZA) opened its doors in 1984 with one goal in mind: BETTER INGREDIENTS. BETTER PIZZA.® Papa Johns believes that using high-quality ingredients leads to superior quality pizzas. Its original dough is made of only six ingredients and is fresh, never frozen. Papa Johns tops its pizzas with real cheese made from mozzarella, pizza sauce made with vine-ripened tomatoes that go from vine to can in the same day and meat free of fillers. It was the first national pizza delivery chain to announce the removal of artificial flavors and synthetic colors from its entire food menu. Papa Johns is co-headquartered in Atlanta, Ga. and Louisville, Ky. and is the world’s third-largest pizza delivery company with more than 5,900 restaurants in 50 countries and territories. For more information about the company or to order pizza online, visit www.PapaJohns.com or download the Papa Johns mobile app for iOS or Android.

Exhibit 99.1
Forward-Looking Statements

Certain matters discussed in this press release and other Company communications that are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as “expect,” “intend,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “outlook”, “plan,” “project,” or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements include or may relate to projections or guidance concerning business performance, revenue, earnings, cash flow, earnings per share, the current economic environment, commodity and labor costs, National Marketing Fund investments and effectiveness, development incentives, U.S. commissary system rate changes, International regional hubs, technology investments, strategic store closures, employee expenses and professional service fees in connection with the International transformation initiatives, currency fluctuations, profit margins, supply chain operating margin, net unit growth, unit level performance, capital expenditures, restaurant and franchise development, restaurant acquisitions, royalty relief, franchisee support and incentives, the effectiveness of our menu innovations and other business initiatives, investments in product and digital innovation, marketing efforts and investments, liquidity, impairments, strategic decisions and actions, investments in the UK market and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.
Our forward-looking statements are based on our assumptions which are based on currently available information. Actual outcomes and results may differ materially from those matters expressed or implied in our forward-looking statements as a result of various factors, including but not limited to risks related to: our ability to successfully implement and realize anticipated benefits of long-term strategic initiatives designed to drive North America development, accelerate comparable sales growth and restaurant-level profitability, and International profitability and long-term development; deteriorating economic conditions in the U.S. and international markets, including the United Kingdom; labor shortages at Company and/or franchised stores and our quality control centers; increases in labor costs, commodity costs, supply chain incentive-based rebates, or sustained higher other operating costs, including as a result of supply chain disruption, inflation or climate change; the potential for delayed new store openings, both domestically and internationally, or lower net unit development due to changing circumstances outside of our control; the increased risk of phishing, ransomware and other cyber-attacks; risks and disruptions to the global economy and our business related to the conflicts in Ukraine, the Middle East and other international conflicts; risks related to a possible economic recession or downturn that could reduce consumer spending or demand; and continuing risks related to outbreak of COVID-19 and other health crises. These and other risks, uncertainties and assumptions that are involved in our forward-looking statements are discussed in detail in “Part I. Item 1A. – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 25, 2022, as updated by those included in our Quarterly Report on Form 10-Q for the quarter ended June 25, 2023. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.
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Exhibit 99.1
Contacts:

Investors
Stacy Frole
Vice President, Investor Relations
investor_relations@papajohns.com

International Media
Georgia Wilkins
Sr. PR Manager
georgia_wilkins@papajohns.co.uk
Whats App: 07552192541

U.S. Media
Harrison Sheffield
Sr. Communications Manager
Harrison_Sheffield@papajohns.com
(470) 751-4483